UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2010, People’s United Bank (“the Bank”), a subsidiary of People’s United Financial, Inc., entered into a definitive purchase and assumption agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”) pursuant to which the Bank assumed all of the deposits, certain assets and the banking operations of Butler Bank, located in Lowell, Massachusetts. The Agreement, a copy of which is being filed herewith as Exhibit 2.1, also provides for loss-share coverage on all acquired loans and foreclosed real estate. As of December 31, 2009, Butler Bank had approximately $268 million in total assets and approximately $233 million in total deposits. The Bank did not pay the FDIC a premium to assume all of the deposits of Butler Bank.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated into this Item 2.01.

Item 2.02.	Results of Operations and Financial Condition.

On April 15, 2010, People’s United Financial, Inc. issued a press release announcing its results of operations for the three-month period ended March 31, 2010. A copy of that press release is being furnished herewith as Exhibit 99.2.

The information contained in and accompanying this Form 8-K with respect to Item 2.02 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On April 16, 2010, the Bank issued a press release announcing that it had entered into a definitive purchase and assumption agreement with the FDIC pursuant to which the Bank assumed all of the deposits, certain assets and the banking operations of Butler Bank. A copy of that press release is being furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

To the extent that financial statements are required by this Item, such financial statements will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(a)(4) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

To the extent that pro forma financial statements are required by this Item, such financial statements will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(b)(2) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	The following Exhibits are submitted herewith.

Exhibit No.	Description

2.1	Purchase and Assumption Agreement dated April 16, 2010

99.1	Press Release dated April 16, 2010

99.2	Earnings Press Release dated April 15, 2010

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: April 20, 2010	By:	/S/ ERIC J. APPELLOF
(Signature)
	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

2.1	Purchase and Assumption Agreement dated April 16, 2010	2.1-1

99.1	Press Release dated April 16, 2010	99.1-1

99.2	Earnings Press Release dated April 15, 2010	99.2-1